Quarterly Holdings Report
for

Fidelity Freedom® Index 2060 Fund

June 30, 2020

X60-QTLY-0820
1.9858345.105

Schedule of Investments June 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Domestic Equity Funds - 54.1%
	Shares	Value
Fidelity Series Total Market Index Fund (a)
(Cost $389,554,777)	39,046,273	408,814,478

International Equity Funds - 36.0%
Fidelity Series Global ex U.S. Index Fund (a)
(Cost $278,133,151)	23,105,219	272,179,478

Bond Funds - 9.9%
Fidelity Series Bond Index Fund (a)	4,832,779	52,580,636
Fidelity Series Long-Term Treasury Bond Index Fund (a)	2,160,096	22,443,396
TOTAL BOND FUNDS
(Cost $69,415,329)		75,024,032

Short-Term Funds - 0.0%
Fidelity Cash Central Fund 0.12% (b)
(Cost $1,302)	1,302	1,302
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $737,104,559)		756,019,290
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2,868)
NET ASSETS - 100%		$756,016,422

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Series Bond Index Fund	$40,467,977	$12,098,895	$956,567	$253,258	$11,014	$959,317	$52,580,636
Fidelity Series Global ex U.S. Index Fund	203,868,588	36,770,295	4,966,353	--	(814,787)	37,321,735	272,179,478
Fidelity Series Long-Term Treasury Bond Index Fund	17,381,604	5,978,239	403,782	401,691	40,245	(552,910)	22,443,396
Fidelity Series Total Market Index Fund	302,636,903	52,818,035	14,701,941	1,647,290	(2,202,390)	70,263,871	408,814,478
Total	$564,355,072	$107,665,464	$21,028,643	$2,302,239	$(2,965,918)	$107,992,013	$756,017,988

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Valuation techniques used to value the Fund's investments by major category are as follows:

Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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